Common Stock and Stockholders' Equity	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Common Stock and Stockholders' Equity
Stock-Based Compensation
Stock Plan
In 2014 and 2013 stock-based compensation awards were granted to employees under the Company's 2010 Long-Term Incentive Plan, as amended and restated in May 2013 (the Stock Plan).
The Stock Plan was approved by the stockholders at the Annual Meeting of Stockholders on May 8, 2013. The Stock Plan authorizes the compensation committee or the board of directors to issue the following:
•stock options;
•stock appreciation rights;
•restricted stock awards;
•restricted stock units;
•performance based awards; and
•other types of awards in cash or stock to key employees, consultants, and directors.
The maximum number of shares that may be delivered pursuant to the awards granted under the Stock Plan is 11,000,000 shares of common stock. As of December 31, 2014 there were 3,915,594 shares remaining available under the Stock Plan.
Stock Options
As of December 31, 2014, 2013 and 2012, we had no stock options outstanding or exercisable.
Stock-Based Awards
Stock-based awards generally vest over three years. Stock-based compensation expense is recognized net of an estimated forfeiture rate, which is based on historical experience and adjusted, if necessary, in subsequent periods based on actual forfeitures. We recognize share-based compensation expense in the same financial statement line item as cash compensation paid to the respective employees. Tax deduction benefits for awards in excess of recognized compensation costs are reported as a financing cash flow.
We currently issue two types of stock-based awards: restricted stock units (RSUs) and performance share units (PSUs). RSUs entitle a grantee to receive a share of common stock on a specified vesting date. RSUs are service-based awards and compensation expense is recognized ratably over the applicable vesting period. The grant-date fair value of nonvested RSUs is determined based on the closing trading price of the company’s shares on the grant date. RSUs are settled in stock upon vesting. PSUs are performance-based awards as further described under "Performance-Based Awards" below. Compensation costs for PSUs are recognized ratably over a three year performance period. PSUs vest fully at the end of the three year performance period and are typically settled in stock upon vesting.
The following table presents RSUs and PSUs granted, vested and forfeited during 2014 under the Company's Stock Plan:

Nonvested Units	Units	Weighted Average Grant-Date Fair Value
Nonvested at January 1, 2014	3,407,354	$4.97
Granted	1,541,395	6.66
Vested	(1,399,874)	5.06
Forfeited	(204,062)	5.44
Nonvested at December 31, 2014	3,344,813	$5.66
In 2014, 2013, and 2012 we issued 1,541,395, 2,602,973, and 1,558,347, respectively, of RSUs to selected key personnel. On May 9, 2013 Chris Weber was elected Senior Vice President and Chief Financial Officer of the Company. As part of his employment agreement, he was granted 261,438 RSUs (included in the 2013 amount above). Also, on September 17, 2012, Gary Rich was elected as President, Chief Executive Officer and Director of the Company. As part of his employment agreement, he was granted 349,651 RSUs (included in the 2012 amount above). Both of these awards were granted outside of the Company’s Stock Plan but are subject to substantially the same terms and conditions of other service-based RSUs granted by the Company to its executive officers.
Total stock-based compensation expense recognized relating to RSUs and PSUs for the years ended December 31, 2014, 2013, and 2012 was $9.3 million, $9.4 million, and $7.2 million, respectively, all of which was related to nonvested RSUs and PSUs. The total fair value of the units vested during the years ended December 31, 2014, 2013, and 2012 was $7.1 million, $7.4 million, and $5.2 million, respectively. The fair value of RSUs is determined based on the closing trading price of the Company’s stock on the grant date. The per-share weighted-average grant-date fair value of units granted during the years 2014, 2013, and 2012 was $6.66, $4.77, and $5.37, respectively. Stock-based compensation expense is included in our consolidated statements of operations in both “General and administration expense” and “Operating expenses.”
Nonvested RSUs at December 31, 2014 totaled 3,344,813 and total unrecognized compensation cost related to unamortized nonvested stock awards was $7.7 million as of December 31, 2014. The remaining unrecognized compensation cost related to non-vested stock awards will be amortized over a weighted-average vesting period of approximately 18 months.
Performance-Based Awards
Performance-based awards contain payout conditions which are based on our performance against our peers with regard to relative total shareholder return and relative return on capital employed over a three-year performance period. The effects of these conditions are reflected in the grant-date fair value of the award using a lattice model for valuation. For performance-based awards with graded vesting conditions, we recognize compensation expense on a straight-line basis over the service period for each separately vesting portion of the award as if the award was, in substance, multiple awards. For market-based awards that vest at the end of the service period, we recognize compensation expense on a straight-line basis through the end of the service period.
In addition to PSUs, we also issue performance cash units (PCUs), which are typically settled in cash. Each PCU has a nominal value of $100.00. A maximum of 200 percent of the number of PCUs granted may be earned if performance at the maximum level is achieved. Both PSUs and PCUs vest to the extent earned at the end of a three year performance period. We evaluate the terms of each PSU and PCU award to determine if the award should be accounted for as equity or a liability under the stock compensation rules of U.S. GAAP. Compensation costs for PSUs and PCUs are recognized ratably over the performance period.
The following table presents PCUs granted and forfeited under the Company's Stock Plan:

	Year ended December 31,
	2014	2013	2012
Granted	16,574	18,000	38,429
Forfeited	110	13,358	3,955

Compensation expense recognized related to PCUs for the years ended December 31, 2014, 2013, and 2012 was $3.9 million, $1.8 million, and $0.5 million, respectively.